                                 EXHIBIT 10(LL)

                         CDW 1996 INCENTIVE STOCK PLAN

                      CDW 1996 INCENTIVE STOCK OPTION PLAN



  1.        PURPOSE OF THE PLAN

  (a) The purpose of the CDW 1996 Incentive Stock Option Plan (the "Plan") as hereinafter set forth, is to enable CDW Computer Centers, Inc., an Illinois corporation (the "Company"), to attract, retain and reward all directors, officers, employees and consultants by offering them an opportunity to have a greater proprietary interest in and closer identity with the Company and with its financial success and thereby encourage such individuals to remain in the employ or service of the Company or to attract to the Company people of exceptional experience and ability.

  (b) Pursuant to the Plan, awards will be granted as stock options ("Options"). Options granted under the Plan are intended to be non- statutory stock options for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of this Plan and of each Option granted hereunder shall be interpreted in a manner consistent with the Code and with all valid regulations issued thereunder. Proceeds of cash or property received by the Company from the sale of common stock pursuant to Options granted under the Plan will be used for general corporate purposes.

  (c) It is intended that this Plan shall comply in all material respects with the provisions of Rule 16b-3 promulgated under Section 16 of the Exchange Act. Any provision herein which would have the effect of causing the Plan to fail to comply with Rule 16b-3 shall be invalid but shall not render other provisions of the Plan invalid. This document shall constitute a written plan which shall include the means or basis for determining eligibility to participate as it relates to directors, officers, employees and consultants, and the price at which the securities may be offered and the amount of securities to be awarded, or the method by which the foregoing will be determined.

  2.        ADMINISTRATION OF THE PLAN

  (a) The Plan shall be operated under the direction of the Board of Directors of the Company (the "Board") which may appoint a committee ("Committee") of two (2) or more board members to administer the Plan, including the Option grant, Option surrender and Option acceleration provisions.

  (b) The Board or Committee, as the case may be, shall administer the Plan with respect to all individuals eligible to receive options under the Plan. Options shall be granted only to purchase common stock of the Company ($.01 par value) ("Shares"). Unless the Board determines otherwise, the Committee shall be constituted such that as long as the Company has securities registered under Section 12 of the Exchange Act, the Committee shall be made up of Non-Employee Directors so that the Plan in all applicable respects will qualify transactions related to the Plan for the exemptions from
Section 16(b) of the Exchange Act provided by Rule 16b-3, to the extent exemptions thereunder may be available. For purposes of this section, the term "Non-Employee Directors" shall have the meaning ascribed to it in Rule 16b-3, as it may be amended.

  (c) The Committee has been delegated responsibility for the administration of the Plan and shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, or issue such interpretations of, the Plan and any outstanding Option as it may deem necessary or advisable. Decisions of the Committee shall be final and binding on all parties who have an interest in the Plan or any outstanding Option.

  3.        ELIGIBILITY

  (a) Options may be granted under this Plan to all directors, officers, employees and consultants of the Company (collectively "Employees"). The Board or the Committee, as the case may be, shall determine, within the limits of the express provisions of the Plan, those directors, officers, employees and consultants to whom, and the time or times at which, Options shall be granted.

  (b) The Board or the Committee shall also determine, subject to the terms and conditions hereof, the number of Shares to be subject to each Option, the duration of each Option, the exercise price ("Option Price") under each Option, the time or times in which (during the term of the Option) all or portions of each Option may be exercised, and whether cash, Shares, or other property may be accepted in full or partial payment upon exercise of an Option. In making such determinations, the Board or the Committee may take into account the nature of the services rendered by the Employee, his or her present and potential contributions to the Company's success and such other factors as the Board or the Committee in its discretion shall deem relevant.

  4.      COMMON STOCK

  (a) Options may be granted for a number of Shares not to exceed, in the aggregate, 3,000,000 Shares, which number shall be subject to adjustment under
Section 6 hereof. Such Shares may be either authorized but unissued shares or reacquired Shares. If and to the extent that Options granted under the Plan are exercised, the Shares covered by such exercise shall be unavailable for grants of new Options under the Plan.

  (b) In the event that any Option granted under the Plan expires unexercised, or is surrendered by a participant for cancellation, or is terminated or ceases to be exercisable for any other reason without having been fully exercised, prior to the end of the period during which Options may be granted under the Plan, the Shares theretofore subject to such Option, or to the unexercised portion thereof, shall again become available for new Options to be granted under the Plan to any eligible Employee (including the holder of such former Option) at an Option Price determined in accordance with Section 5(a) hereof, which price may then be greater, or less than the Option Price of such former Option.

  5.     REQUIRED TERMS AND CONDITIONS OF OPTIONS

  Each Option granted hereunder shall be subject to the following additional terms and conditions:

         (a) Option Price. The Option Price of each Option to purchase Shares shall be at least one hundred percent (100%) of the fair market value of the Shares subject to such Option at the time such Option is granted, such fair market value to be determined in accordance with procedures established by the Board or the Committee. The Option Price shall become immediately due upon exercise of the Option and shall be payable in full in cash or cash equivalents unless otherwise determined by the Board or the Committee.

         (b) Maximum Term. All Options issued under the Plan shall be for such period as the Board or the Committee shall determine, but for not more than twenty (20) years from the date the Option is first granted.

         (c) Installment Exercise Limitations. Each Option shall become exercisable in such number of cumulative annual installments as the Board or the Committee shall establish except that no Options shall vest prior to the third anniversary of the date of grant.

         (d) Modification, Extension or Renewal. Except as otherwise provided and subject to the terms and conditions of the Plan and Rule 16b-3, the Board or the Committee may (i) modify, extend or renew outstanding Options granted under the Plan and (ii) accept the surrender of Options outstanding and authorize the granting of new Options in substitution thereof.

         (e) Investment Purpose. If necessary or advisable to comply with applicable federal or state securities laws, any Option granted under the Plan may be granted on the condition that the optionee agree that the Shares purchased thereunder are for investment purposes only and not for resale or distribution and that such Shares shall be disposed of only in accordance with such laws. As a condition to issuance of any Shares purchased upon the exercise of any Option granted pursuant to the Plan, the optionee, his or her executor, administrator, heir or legatee (as the case may be) receiving such Shares may be required to deliver to the Company an instrument, in form and substance satisfactory to the Company and its counsel, implementing such agreement. Any such condition may be eliminated by the Board or the Committee if the Board or the Committee determines it is no longer necessary or advisable.

         (f)        Termination of Option.

         (i) In the event that an Employee shall cease to be employed by the Company for any reason other than death or Disability (as defined below) or for cause (as defined below), the Employee or personal representative shall have the right, subject to the provisions of Section 5(b) and 6 hereof, to exercise his or her Options at any time within three (3) months after such cessation of employment but only as to such number of Shares as to which his or her Options were vested and exercisable at the date of such cessation of employment. The Employee shall forfeit all unvested Options. Notwithstanding the provisions of the preceding sentence:

                    (A) if cessation of employment occurs by reason of the Disability of the Employee (as hereinafter defined), such three (3) month period shall be extended to one
                          (1) year and all Options shall automatically vest immediately;

                    (B) if cessation of employment occurs by reason of death while in the employ of the Company or within three
                          (3) months after cessation of such employment (other than by reason of termination by the Company for cause), his or her estate, personal representative or the person that acquires his or her Options by bequest or inheritance may exercise the Options at any time within one (1) year from the date of death and all Options shall automatically vest immediately; and

                    (C) if employment is terminated at the request of the Company for cause, the Employee's right to exercise his or her Options shall terminate at the time notice of termination of employment is given by the Company to such Employee. For purposes of this provision, cause shall include: (I) the commission of a criminal act, fraud, gross negligence or willful misconduct against, or in derogation of the interests of the Company; (II) divulging confidential information regarding the Company; (III) interference with the relationship between the Company and any major supplier or customer; or (IV) the performance of any similar action that the Board or the Committee, in its sole discretion, may deem to be sufficiently injurious to the interests of the Company to constitute cause for termination.

                    The time of cessation of employment and whether an authorized leave of absence or absence on military or government service shall constitute cessation of employment, for the purpose of the Plan, shall be determined by the Board.

               (ii) "Disability" for purposes of this Agreement shall be
                    defined as follows:

                    (A) If an Employee becomes disabled during the term of this Agreement by reason of illness, accident or any other cause, the Company shall have the right to appoint a physician or physicians to (I) examine the Employee at reasonable intervals from time to time in connection with such disability and (II) deliver to the Company: (1) a certificate ("Initial Certificate") certifying whether or not such disability occurred and, if so, the date on which it commenced ("Onset Date"); and (2) if the condition or disability continues uninterrupted for a one (1) year period beginning on the Onset Date and ending on the one (1) year anniversary thereof, a certificate ("Final Certificate") certifying that fact. The Employee shall cooperate fully with the physician(s) as set forth in either the Initial Certificate or the Final Certificate or both and the Employee shall have the right to appoint another physician to examine the Employee and determine the same matters. If the physicians appointed by the Company and by the Employee do not agree, such physicians shall jointly appoint a third physician to examine the Employee and determine the same matters. The determination of the third physician shall be binding on the Company and the Employee; and

                    (B) In determining whether the Employee is disabled for purposes of the Initial Certificate, the standard to be applied by any physician appointed in accordance with this Paragraph shall be, at the Company's election, either of the following: the Employee will be deemed disabled if on the applicable Onset Date
                          (I) he or she is unable to render to the Company services of substantially the kind and nature, and to substantially the extent, being rendered by him or her pursuant to this Agreement during the fiscal quarter next preceding such Onset Date, or (II) his or her medical condition satisfies such other standard of total disability as is to be applied under any policy of insurance, the proceeds of which would be payable to fund a claim or claims of disability with respect to the Employee. If more than one such policy is in effect at the time of such physician's determination, the Company shall designate which policy standard shall apply. The standard used for purposes of the Initial Certificate shall also be used for purposes of the

                               Final Certificate.


         (g)   Method of Exercise.  Options may be exercised by giving ninety
  (90) days, or such shorter period as the Board or the Committee may establish, written notice to the Treasurer (or its designee) of the Company, stating the number of Shares with respect to which the Option is being exercised and tendering payment therefor, if any. Payment for the Shares, whether in cash, other Shares or other property, shall be made in full at the time that an Option, or any part thereof, is exercised.

         (h) Withholding of Taxes Due Upon Exercise. An Employee, or upon the Employee's death, his or her estate, personal representative or the person that acquires his or her Option by bequest or inheritance ("Beneficiary"), may satisfy, in whole or in part, the obligation, if any, to pay the Company an amount required to be withheld under the applicable federal, state and local income tax laws in connection with the exercise of an Option under the Plan or if larger, the actual tax which could be incurred in connection with the exercise of an Option under the Plan by either: (A) having the Company withhold from the Shares to be acquired upon the exercise of the Option; or (B) delivering to the Company either previously acquired Shares or Shares acquired upon the exercise of the Option which the Employee or Beneficiary unconditionally obligated himself to deliver to the Company. The Shares withheld or delivered will be valued at their fair market value as of the date the amount of tax to be withheld is determined ("Tax Date"). The fair market value of Shares will be determined in accordance with procedures established by the Board or the Committee. Any amounts required to be withheld in excess of the values of whole Shares withheld or delivered will be paid in cash or withheld from other compensation paid by the Company.

         (i) Stockholder Rights. An Option holder shall have no stockholder rights with respect to any Shares covered by the Option until such Option holder has exercised the Option, paid the Option Price and been issued a certificate for the purchased Shares.

  6. ADJUSTMENTS

         (a) The aggregate number of Shares with respect to which Options may be granted hereunder, the number of Shares subject to each outstanding Option, and the Option Price per Share for each such Option, may all be appropriately adjusted, as the Board or the Committee may determine, for any increase or decrease in the number of Shares issued resulting from a subdivision or consolidation of Shares either through reorganization, payment of a Share dividend or other increase or decrease in the number of such Shares outstanding effected without receipt of consideration by the Company; provided, however, that no adjustment in the number of Shares with respect to which Options may be granted under the Plan or in the number of Shares subject to outstanding Options shall be made except in the event, and then only to the extent, that such adjustment, together with all respective prior adjustments which were not made as a result of this provision, involve a net change of more than ten percent (10%) (i) from the number of Shares with respect to which Options may be granted under the Plan, or (ii) with respect to the each outstanding Option, from the respective number of Shares subject thereto on the date of grant thereof.

         (b) Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger or a consolidation, any Option granted hereunder shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled if he or she actually owned the Shares subject to the Option immediately prior to the time any such transaction became effective; provided, however, that all unexercised Options under the Plan may be canceled by the Company as of the effective date of any such transaction, by giving notice to the holders thereof of its intention to do so and by permitting the exercise, during the thirty (30) day period preceding the effective date of such transaction, of all partly or wholly unexercised Options in full (without regard to installment exercise limitations).

         (c) In the case of dissolution of the Company, every Option outstanding hereunder shall terminate; provided, however, that each Option holder shall have thirty (30) days prior written notice of such event, during which time he or she shall have a right to exercise his or her partly or wholly unexercised Options (without regard to installment exercise limitations).

         (d) On the basis of information known to the Company, the Board or the Committee shall make all determinations under this Section 6, including whether a transaction involves a sale of substantially all the Company's assets; and all such determinations shall be conclusive and binding.

         7. OPTION AGREEMENTS

         Each Employee receiving an Option shall agree to such terms and conditions in connection with the Option, including restrictions on the disposition of the shares received or to be received, and shall agree to such other terms and conditions, including restrictions on competition with the Company, as the Board or the Committee may deem appropriate. Option Agreements need not be identical. The certificates evidencing the Shares awarded under the Plan or acquired upon exercise of an Option may bear a legend referring to the terms and conditions contained in the respective Option Agreement and the Plan, and the Company may place a stop transfer order with its transfer agent against the transfer of such shares.

         8. LEGAL AND OTHER REQUIREMENTS

         (a) The obligation of the Company to deliver Shares under Options granted under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, Rule 16b-3 under the Exchange Act, if deemed necessary or appropriate by the Board or the Committee, of the Shares reserved for issuance upon exercise of Options under the Plan. No adjustment other than pursuant to Section 6 hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered. The Board or the Committee may condition any delivery of Shares pursuant to an

  Option under the Plan upon payment of any consideration the Board or the Committee determines to be required in order to ensure compliance with applicable state law. Any payment required under the preceding sentence must be made no later than sixty (60) days after the exercise of the Option. No other consideration shall be required with respect to an award of Shares under the Plan.

         (b) The Company shall comply with the obligations imposed on the Company under the applicable tax withholding laws, if any, with respect to the Options granted hereunder, the Shares transferred upon exercise of such Options, the disposition of any such Shares thereafter and the lapse of any restriction imposed upon any such Shares, and shall be entitled to do any act or thing to effectuate any such required compliance, including, without limitation, withholding from amounts payable by the Company to an Employee and including making demand on an Employee for the amounts required to be withheld.

         9. NON-TRANSFERABILITY

         During the lifetime of any Employee, any Option granted to him or her shall be exercisable only by him or her or by his or her guardian or legal representative. No Option shall be assignable or transferable, except by will or by the laws of descent and distribution. The granting of an Option shall impose no obligation upon the Employee to exercise such Option or right.

        10. NO CONTRACT OF EMPLOYMENT

            Neither the adoption of this Plan, nor the grant of any Option shall be deemed to obligate the Company to continue the employment of any participant for any particular period, nor shall the granting of an Option constitute a request or consent to postpone the retirement date of any Employee.

        11. INDEMNIFICATION OF BOARD

        In addition to such other rights of indemnification as they may have as Directors, the members of the Board and the Board or the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal thereof), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board or Committee member is liable for gross negligence or gross misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Board or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

        12.  TERMINATION AND AMENDMENT OF PLAN

        No Option shall be granted under the Plan more than twenty (20) years after the date the Plan was adopted by the Board. The Board or the Committee, without further action on the part of the stockholders, may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan, including, without limitation, the ability to (i) (except as provided in Section 6 hereof) change the total number of Shares available for Option under the Plan, (ii) extend the duration of the Plan, (iii) increase the maximum term of Options, (iv) decrease the minimum Option Price or otherwise materially increase the benefits accruing to participants under the Plan, or (v) materially modify the eligibility requirements of the Plan; and provided further that no such action shall materially and adversely affect any outstanding Options.

        13.  EFFECTIVE DATE OF PLAN

        The Plan shall become effective upon adoption by the Board.

             APPROVED BY BOARD OF DIRECTORS - November 14, 1996


                                   SIGNATURES

             IN WITNESS WHEREOF, the undersigned have executed this CDW
  1996 Incentive Stock Option Plan as of this 14th day of November, 1996, in Buffalo Grove, State of Illinois.


  Signature                               Title
  ---------                               -----

     /s/  Michael P. Krasny               Chairman and Chief Executive
  ------------------------------          Officer
     Michael P. Krasny


     /s/ Gregory C. Zeman                 President and Director
  ------------------------------
     Gregory C. Zeman


     /s/ Daniel B. Kass                   Vice President - Sales
  ------------------------------          Director
     Daniel B. Kassand


     /s/ Michelle L. Collins              Director
  ------------------------------
     Michelle L. Collins


     /s/ Joseph Levy, Jr.                 Director
  ------------------------------
     Joseph Levy, Jr.